CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	493,480,000	493,480,000
Ordinary shares, shares issued	202,238,307	169,976,270
Ordinary shares, shares outstanding	202,238,307	169,976,270